SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
In January 2021, we entered into an agreement to sell the Golden Saguenay, a Panamax vessel, to an unrelated third party for $8.4 million. The vessel is expected to be delivered to its new owners in the second quarter of 2021 and the total estimated net cash flow from the transaction is expected to be approximately $2.9 million. We expect to record an impairment of approximately $4.2 million from the sale in the first quarter of 2021.

On February 16, 2021, we repaid the outstanding balance of $50.0 million on the $50.0 million revolving credit facility under the $304.0 million term loan and revolving credit facility. The facility is available to be redrawn in its full amount at our convenience.

In February 2021, we entered into a binding Heads of Agreement to acquire 18 modern dry bulk vessels for a total consideration of $752 million. The transaction will be financed by $338 million in new equity capital. The vessels will be acquired from affiliates of Hemen, the Company's largest shareholder. Affiliates of Hemen also agree to provide a $414 million debt facility, representing the balance of the purchase price, with an 18-month tenor. The loan will bear an interest rate of LIBOR plus a margin of 2.35% and shall be repaid in accordance with a 17-year linear repayment profile. The loan facility is contemplated to be refinanced on favorable terms in the international debt market after completion of the transaction.

Notwithstanding the foregoing, the closing of the acquisition is subject to customary conditions to closing and entry into final binding loan agreements and other documentation, substantially in accordance with the Heads of Agreement we have entered into.

In February 2021, we completed a Private Placement, which raised gross proceeds of NOK 2,873 million, or approximately $338 million through the placing of 54,207,547 new shares at a subscription price of NOK 53.00 per offer share. Hemen subscribed for 27,103,773 new shares, equivalent to $169 million. Following issuance of the shares, the Company will have 198,480,244 issued common shares each having a par value of $0.05.

There continues to be economic uncertainty relating to COVID-19 pandemic, the effect of this uncertainty remains unknown and can have a negative impact on our cash flows if market spot rates decrease to levels below our average cash break-even rates.